SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  February 28, 2003

                              LIFECELL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

      Delaware                        01-19890                   76-0172936
  (State Or Other                   (Commission                (IRS Employer
  Jurisdiction Of                   File Number)            Identification No.)
   Incorporation)  . . . . . . . . . . . . . . . . . . . . . . . . . . .

                                One Millenium Way
                 Branchburg, New Jersey                       08876
                 ---------------------------------------------------
        (Address of Principal Executive Offices)           (Zip Code)

       Registrant's telephone number, including area code   (908) 947-1100


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Item 5.  Other Events and Regulation FD Disclosure.

     On February 28, 2003, LifeCell Corporation disseminated a press release which is being filed with this Current Report on Form 8-K as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits

     99.1  Press release dated February 28, 2003.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  LIFECELL CORPORATION

                                                  By:
                                                     ---------------------------
                                                  Steven T. Sobieski
                                                  Chief Financial Officer

Date:  March 3, 2003



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